DEFERRED INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Income Tax Expense (Benefit) [Table Text Block]
	2013	2012	2011

Loss for the year	$(750,942)	$(7,631,636)	$(5,794,927)

Computed “expected” tax (benefit) expense	$(255,000)	$(2,671,073)	$(1,970,275)
Non deductible (taxable) items	(83,000)	425,576	4,088
Lower effective income tax rate on loss of foreign subsidiaries	59,000	466,378	399,000
Valuation allowance	279,000	1,779,119	1,567,187

Net expected tax (benefit) expense	$-	$—	$—

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2013	2012	2011

Deferred tax assets (liabilities):
Trading securities	$108,000	$177,064	$(224,739)
Equipment	258,000	—	—
Net operating loss carryforwards - US	2,690,000	1,988,971	1,611,391
Net operating loss carryforwards - Ghana	2,392,000	2,402,34	1,229,724

Valuation allowance	(5,448,000)	(4,568,380)	(2,616,376)

Total deferred tax assets	$—	$—	—